UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2006

Aon Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7. 01.  Regulation FD Disclosure.

This supplemental information is being furnished to assist investors in analyzing the historical 2005, 2004, 2003, 2002 and 2001 financial information of Aon Corporation (the “Company”) compared to the fourth quarter and twelve months 2005 presentation, which added a non-core retail brokerage unit in Australia to discontinued operations.

On February 10, 2005, a Current Report on Form 8-K (the “February 10 Form 8-K”) was filed in conjunction with the release of fourth quarter and twelve months 2005 financial results that included a quarterly and full year consolidated summary of operations for the year ended December 31, 2004, the quarter ended March 31, 2005, the quarter ended June 30, 2005, and the quarter and nine months ended September 30, 2005, reclassified for discontinued operations.  This Form 8-K filing supplements the February 10 Form 8-K by adding reclassified information for each quarter as well as full years ended December 31, 2003, 2002 and 2001, and is attached as Exhibit 99.1.

The February 10 Form 8-K also included segment information reclassified for discontinued operations for each quarter and full year ended December 31, 2004, the quarter ended March 31, 2005, the quarter ended June 30, 2005, and the quarter and nine months ended September 30, 2005. This Form 8-K filing supplements the February 10 Form 8-K by adding reclassified information for each quarter as well as full years ended December 31, 2003, 2002 and 2001, and is attached as Exhibit 99.2.

Item 9. 01.  Financial Statements and Exhibits

(a)-(b)  Not applicable.

(c)                           Exhibits:

Exhibit Number	Description of Exhibit
99.1

Consolidated Summary of Operations – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2005, (ii) the quarter ended June 30, 2005, (iii) the quarter and nine months ended September 30, 2005, (iv) the quarters ended March 31, June 30, September 30 and December 31, 2004, 2003, 2002 and 2001 and (v) the years ended December 31, 2004, 2003, 2002 and 2001.

99.2

Segments-Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2005, (ii) the quarter ended June 30, 2005, (iii) the quarter and nine months ended September 30, 2005, (iv) the quarters ended March 31, June 30, September 30 and December 31, 2004, 2003, 2002 and 2001 and (v) the years ended December 31, 2004, 2003, 2002 and 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ DAVID P. BOLGER
David P. Bolger Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: February 13, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

Consolidated Summary of Operations – Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2005, (ii) the quarter ended June 30, 2005, (iii) the quarter and nine months ended September 30, 2005, (iv) the quarters ended March 31, June 30, September 30 and December 31, 2004, 2003, 2002 and 2001 and (v) the years ended December 31, 2004, 2003, 2002 and 2001.

99.2

Segments-Reclassified for Discontinued Operations for (i) the quarter ended March 31, 2005, (ii) the quarter ended June 30, 2005, (iii) the quarter and nine months ended September 30, 2005, (iv) the quarters ended March 31, June 30, September 30 and December 31, 2004, 2003, 2002 and 2001 and (v) the years ended December 31, 2004, 2003, 2002 and 2001.